April 30, 2012

Dear Contract Holder:

Attached are the December 31, 2011 audited financial statements of Washington National Insurance Company and the DWS Variable Series I Prospectus, file number 811-04257, as filed with the Securities and Exchange Commission on April 26, 2012.

We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company

The DWS Variable Series I Prospectus filed on April 26, 2012 is incorporated herein by reference.

Washington National Insurance Company

Consolidated Financial Statements

as of December 31, 2011 and 2010,
and for the years ended December 31, 2011, 2010 and 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder
Washington National Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and its subsidiaries (the "Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 30, 2012

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET
December 31, 2011 and 2010
(Dollars in millions)

ASSETS

	2011	2010
Investments:
Fixed maturities, available for sale, at fair value (amortized cost: 2011 - $4,497.2; 2010 - $3,981.7)	$4,849.2	$4,045.1
Equity securities at fair value (cost: 2011 - $55.1; 2010 - $1.2)	55.3	1.4
Preferred stock of affiliates at fair value	40.5	34.4
Mortgage loans	362.0	415.2
Policy loans	36.6	38.7
Trading securities	75.1	128.1
Other invested assets	35.8	41.7
Total investments	5,454.5	4,704.6
Cash and cash equivalents	38.1	91.5
Accrued investment income	57.4	86.5
Present value of future profits	224.1	240.7
Deferred acquisition costs	290.7	320.8
Reinsurance receivables	2,293.9	2,465.4
Income tax assets, net	—	13.5
Assets held in separate accounts	15.0	17.5
Other assets	124.9	116.1
Total assets	$8,498.6	$8,056.6

(continued on next page)

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET (Continued)
December 31, 2011 and 2010
(Dollars in millions, except per share amount)

LIABILITIES AND SHAREHOLDER'S EQUITY

	2011	2010
Liabilities:
Insurance liabilities	$6,455.1	$6,741.5
Liabilities related to separate accounts	15.0	17.5
Investment borrowings	450.0	—
Income tax liabilities, net	83.1	—
Other liabilities	96.8	86.9
Total liabilities	7,100.0	6,845.9

Commitments and contingencies (Note 7)

Shareholder's equity:
Common stock and additional paid‑in capital (par value $5.00 per share, 5,250,000 shares authorized, 5,007,370 shares issued and outstanding)	1,349.5	1,380.8
Accumulated other comprehensive income	209.6	41.3
Accumulated deficit	(160.5)	(211.4)
Total shareholder's equity	1,398.6	1,210.7
Total liabilities and shareholder's equity	$8,498.6	$8,056.6

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF OPERATIONS
for the years ended December 31, 2011, 2010 and 2009
(Dollars in millions)

	2011	2010	2009
Revenues:
Insurance policy income	$517.1	$512.6	$548.6
Net investment income	277.0	292.4	299.4
Realized investment gains (losses):
Net realized investment gains (losses), excluding impairment losses	10.7	23.0	22.3
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(13.0)	(63.5)	(104.9)
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss)	.6	1.1	55.1
Net impairment losses recognized	(12.4)	(62.4)	(49.8)
Total realized losses	(1.7)	(39.4)	(27.5)
Other	6.9	9.2	6.9
Total revenues	799.3	774.8	827.4
Benefits and expenses:
Insurance policy benefits	486.4	488.9	508.5
Amortization	68.2	77.2	83.2
Interest expense on investment borrowings	.7	—	—
Other operating costs and expenses	163.9	192.7	202.2
Total benefits and expenses	719.2	758.8	793.9
Income before income taxes and discontinued operations	80.1	16.0	33.5
Income tax expense:
Tax expense on period income	27.3	4.4	10.9
Valuation allowance for deferred tax assets	1.9	(5.9)	—
Income before discontinued operations	50.9	17.5	22.6
Discontinued operations, net of income taxes	—	.6	(21.0)
Net income	$50.9	$18.1	$1.6

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
(Dollars in millions)

	Common stock and additional paid-in capital	Accumulated other comprehensive income (loss)	Accumulated deficit	Total
Balance, December 31, 2008	$1,956.6	$(824.6)	$(232.6)	$899.4
Comprehensive loss, net of tax:
Net income	—	—	1.6	1.6
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax expense of $386.6)	—	693.1	—	693.1
Change in noncredit component of impairment losses on fixed maturities, available for sale (net of applicable income tax benefit of $20.4)	—	(36.3)	—	(36.3)
Total comprehensive loss				658.4
Net transfer of investments from affiliates	(4.0)	—	—	(4.0)
Effect of reclassifying noncredit component of previously recognized impairment losses on fixed maturities, available for sale (net of applicable income tax benefit of $.9)	—	(1.5)	1.5	—
Balance, December 31, 2009	1,952.6	(169.3)	(229.5)	1,553.8
Comprehensive income, net of tax:
Net income	—	—	18.1	18.1
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax expense of $97.1)		174.3	—	174.3
Change in noncredit component of impairment losses on fixed maturities, available for sale (net of applicable income tax expense of $20.3)	—	36.3	—	36.3
Total comprehensive income				228.7
Transfer of investments to parent in connection with a return of capital in the form of a subsidiary	139.7	—	—	139.7
Return of capital	(740.9)	—	—	(740.9)
Capital contribution from parent	29.4	—	—	29.4
Balance, December 31, 2010	1,380.8	41.3	(211.4)	1,210.7
Comprehensive income, net of tax:
Net income	—	—	50.9	50.9
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax expense of $92.7)	—	167.0	—	167.0
Change in noncredit component of impairment losses on fixed maturities, available for sale (net of applicable income tax expense of $.8)	—	1.3	—	1.3
Total comprehensive income				219.2
Net transfer of investments from affiliates	(1.3)	—	—	(1.3)
Return of capital to parent	(30.0)	—	—	(30.0)
Balance, December 31, 2011	$1,349.5	$209.6	$(160.5)	$1,398.6

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS
for the years ended December 31, 2011, 2010 and 2009
(Dollars in millions)

	2011	2010	2009
Cash flows from operating activities:
Net income	$50.9	$18.1	$1.6
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Amortization and depreciation	83.9	103.9	140.7
Income taxes	3.1	21.6	(14.7)
Insurance liabilities	8.2	(43.4)	(74.8)
Accrual and amortization of investment income	38.3	(16.1)	(26.6)
Deferral of policy acquisition costs	(54.7)	(53.0)	(69.0)
Net losses from sales of investments	1.7	39.4	32.1
Other	(6.3)	(2.2)	1.8
Net cash provided (used) by operating activities	125.1	68.3	(8.9)
Cash flows from investing activities:
Sales of investments	1,057.6	3,041.7	4,573.7
Maturities and redemptions	202.1	274.4	237.0
Purchases of investments	(1,774.3)	(3,227.7)	(4,600.0)
Net sales (purchases) of trading securities	60.2	(2.7)	57.6
Other	(21.2)	(8.4)	(8.0)
Net cash provided (used) by investing activities	(475.6)	77.3	260.3
Cash flows from financing activities:
Capital contribution from parent	—	29.4	—
Deposits to insurance liabilities	225.7	468.3	464.6
Withdrawals from insurance liabilities	(348.6)	(622.8)	(758.8)
Issuance of investment borrowings	450.0	—	—
Payments on investment borrowings	—	(.8)	(1.1)
Return of capital to parent	(30.0)	—	—
Net cash provided (used) by financing activities	297.1	(125.9)	(295.3)
Net increase (decrease) in cash and cash equivalents:
From continuing operations	(53.4)	19.7	(43.9)
From discontinued operations	—	(22.6)	9.8
Total	(53.4)	(2.9)	(34.1)
Cash and cash equivalents, beginning of year	91.5	94.4	128.5
Cash and cash equivalents, end of year	$38.1	$91.5	$94.4

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

1.	BASIS OF PRESENTATION

Washington National Insurance Company (“Washington National”, an Indiana domiciled company) ("we" or the "Company") and its wholly owned subsidiaries are life insurance companies which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. The Company is an indirect wholly owned subsidiary of CNO Financial Group, Inc. (“CNO”, formerly known as Conseco, Inc. prior to its name change in May 2010), a Delaware corporation. CNO became the successor to Conseco, Inc., an Indiana corporation, in connection with its bankruptcy reorganization which became effective on September 10, 2003 (the “Effective Date”). CNO is a financial services holding company with subsidiaries operating throughout the United States. All outstanding shares of the Company are owned by CDOC Inc. ("CDOC"), which is a wholly owned subsidiary of CNO. CDOC may be referred to as the “Parent” as the context implies.

The consolidated financial statements include the following transactions:

•	Effective October 1, 2010, Conseco Insurance Company (“CIC”, an Illinois domiciled company and wholly owned subsidiary of the Company) was merged into Washington National;

•	Effective October 1, 2010, Conseco Health Insurance Company (“CHIC”, an Arizona domiciled company and wholly owned subsidiary of CDOC) was merged into Washington National; and

•
Effective October 1, 2010, the Company contributed 100 percent of the outstanding shares of common stock of Conseco Life Insurance Company (“Conseco Life”, an Indiana domiciled company and wholly owned subsidiary of the Company) to its direct parent, CDOC.

The merger of CHIC described above was accounted for similar to a pooling of interests because all of the net assets are under common control of CNO. Therefore, the assets and liabilities related to the merger of CHIC were combined at their book values. The consolidated statements of operations, shareholder's equity and cash flows were restated for all periods presented as if the net assets had always been combined. As a result of the dividend of Conseco Life to CDOC, the business of Conseco Life is presented as a discontinued operation for periods prior to 2011.

Intercompany transactions among the consolidated companies have been eliminated in consolidation.

When we prepare financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), we are required to make estimates and assumptions that significantly affect reported amounts of various assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions to calculate values for deferred acquisition costs, the present value of future profits, certain investments (including derivatives), assets and liabilities related to income taxes, liabilities for insurance products, liabilities related to litigation and guaranty fund assessment accruals. If our future experience differs from these estimates and assumptions, our financial statements would be materially affected.

2.	EFFECT OF MERGER AND DISCONTINUED OPERATIONS

As described in Note 1, the consolidated financial statements include: (i) the net assets related to the merger of CHIC and its results of operations, changes in shareholder's equity and cash flows as if the net assets had always been combined; and (ii) the presentation of Conseco Life as a discontinued operation for all periods presented. The impact of these transactions on the consolidated financial statements was as follows (dollars in millions):

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

2010	Conseco Life reflected as discontinued operation
Revenues:
Insurance policy income	$269.7
Net investment income	187.2
Realized investment losses	(.1)
Other	.8
Total revenues	457.6
Benefits and expenses:
Insurance policy benefits	363.6
Amortization	14.6
Interest expense on investment borrowings	15.1
Other operating costs and expenses	64.1
Total benefits and expenses	457.4
Income before income taxes	.2
Income tax benefit:
Tax benefit on period income	(.4)
Net income from discontinued operations	$.6

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

2009	As previously reported	Conseco Life reflected as discontinued operation	Merger of CHIC	Reported amount
Revenues:
Insurance policy income	$632.6	$(380.9)	$296.9	$548.6
Net investment income	410.0	(254.9)	144.3	299.4
Realized investment gains (losses):
Net realized investment gains (losses), excluding impairment losses	29.4	(25.9)	18.8	22.3
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(132.5)	77.4	(49.8)	(104.9)
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss)	74.4	(47.2)	27.9	55.1
Net impairment losses recognized	(58.1)	30.2	(21.9)	(49.8)
Total realized losses	(28.7)	4.3	(3.1)	(27.5)
Other	7.9	(1.1)	.1	6.9
Total revenues	1,021.8	(632.6)	438.2	827.4
Benefits and expenses:
Insurance policy benefits	802.4	(492.3)	198.4	508.5
Amortization	107.8	(47.5)	22.9	83.2
Interest expense on investment borrowings	20.5	(20.5)	—	—
Other operating costs and expenses	192.4	(106.0)	115.8	202.2
Total benefits and expenses	1,123.1	(666.3)	337.1	793.9
Income (loss) before income taxes and discontinued operations	(101.3)	33.7	101.1	33.5
Income tax expense (benefit):
Tax expense (benefit) on period income	(37.7)	12.7	35.9	10.9
Income (loss) before discontinued operations	(63.6)	21.0	65.2	22.6
Discontinued operations, net of income taxes	—	(21.0)	—	(21.0)
Net income (loss)	$(63.6)	$—	$65.2	$1.6

3.	SIGNIFICANT ACCOUNTING POLICIES

The following summary explains the significant accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with GAAP. We follow the accounting standards established by the Financial Accounting Standards Board (“FASB”) and the Securities and Exchange Commission.

Investments

We classify our fixed maturity securities into one of three categories: (i) “available for sale” (which we carry at estimated fair value with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity); (ii) “trading” (which we carry at estimated fair value with changes in such value recognized as net investment income); or (iii) “held to maturity” (which we carry at amortized cost). We had no fixed maturity securities classified as held to maturity during the periods presented in these financial statements.

Equity securities include investments in common stock and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity. When declines in value considered to be other than temporary occur, we reduce the amortized cost to

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

estimated fair value and recognize a loss in the statement of operations.

Preferred stock of affiliates is carried at estimated fair value. We record any unrealized gain or loss, net of income taxes, as a component of shareholder's equity.

Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Payment terms specified for mortgage loans may include a prepayment penalty for unscheduled payoff of the investment. Prepayment penalties are recognized as investment income when received.

Policy loans are stated at current unpaid principal balances.

Trading securities include: (i) investments purchased with the intent of selling in the near term to generate income on price changes; and (ii) investments supporting insurance liabilities (including investments backing the market strategies of our multibucket annuity products) and certain reinsurance agreements. The change in fair value of these securities is recognized in net investment income. Investment income from trading securities backing insurance liabilities and certain reinsurance agreements is substantially offset by the change in insurance policy benefits related to certain products and agreements.  Prior to June 30, 2011, certain of our trading securities were held to offset the income statement volatility caused by the effect of interest rate fluctuations on the value of embedded derivatives related to our fixed index annuity products.  During the second quarter of 2011, we sold this trading portfolio and invested the proceeds in higher yielding investments. See the section of this note entitled “Accounting for Derivatives” for further discussion regarding these embedded derivatives. Our trading securities totaled $75.1 million and $128.1 million at December 31, 2011 and 2010, respectively.

Other invested assets include: (i) certain call options purchased in an effort to offset or hedge the effects of certain policyholder benefits related to our fixed index annuity and life insurance products; and (ii) certain non-traditional investments. We carry the call options at estimated fair value as further described in the section of this note entitled “Accounting for Derivatives”. Non-traditional investments include investments in certain limited partnerships, which are accounted for using the equity method, and promissory notes, which are accounted for using the cost method.

We defer any fees received or costs incurred when we originate investments. We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments without anticipation of prepayments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

When we sell a security (other than trading securities), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as a realized investment gain or loss.

We regularly evaluate our investments for possible impairment as further described in the note to the consolidated financial statements entitled “Investments”.

When a security defaults (including mortgage loans) or securities (other than structured securities) are other-than-temporarily impaired, our policy is to discontinue the accrual of interest and eliminate all previous interest accruals, if we determine that such amounts will not be ultimately realized in full.

Cash and Cash Equivalents

Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at fair value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the separate account assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Present Value of Future Profits

The value assigned to the right to receive future cash flows from policyholder insurance contracts existing at the Effective Date is referred to as the present value of future profits. The discount rate we used to determine the present value of future profits was 12 percent. We also defer renewal commissions paid in excess of ultimate commission levels related to the existing policies in this account. The balance of this account is amortized and evaluated for recovery in the same manner as described below for deferred acquisition costs. We also adjust the present value of future profits for the change in amortization that would have been recorded if the fixed maturity securities, available for sale, had been sold at their stated aggregate fair value and the proceeds reinvested at current yields, similar to the manner described below for deferred acquisition costs. We limit the total adjustment related to the impact of unrealized losses to the total present value of future profits plus interest.

The Company expects to amortize the balance of the present value of future profits as of December 31, 2011 as follows: 9 percent in 2012, 9 percent in 2013, 8 percent in 2014, 7 percent in 2015 and 7 percent in 2016.

Deferred Acquisition Costs

The costs that vary with, and are primarily related to, producing new insurance business subsequent to the Effective Date are referred to as deferred acquisition costs. For universal life or investment products, we amortize these costs in relation to the estimated gross profits using the interest rate credited to the underlying policies. For other products, we amortize these costs in relation to future anticipated premium revenue using the projected investment earnings rate.

When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect on future investment yields. We also adjust deferred acquisition costs for the change in amortization that would have been recorded if our fixed maturity securities, available for sale, had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We limit the total adjustment related to the impact of unrealized losses to the total of costs capitalized plus interest related to insurance policies issued in a particular year. We include the impact of this adjustment in accumulated other comprehensive income (loss) within shareholder's equity.

We regularly evaluate the recoverability of the unamortized balance of the deferred acquisition costs. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense. In certain cases, the unamortized balance of the deferred acquisition costs may not be deficient in the aggregate, but our estimates of future earnings indicate that profits would be recognized in early periods and losses in later periods. In this case, we increase the amortization of the deferred acquisition costs over the period of profits, by an amount necessary to offset losses that are expected to be recognized in the later years.

Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

For universal life and investment contracts that do not involve significant mortality or morbidity risk, the amounts collected from policyholders are considered deposits and are not included in revenue. Revenues for these contracts consist of charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances. Such revenues are recognized when the service or coverage is provided, or when the policy is surrendered.

We establish liabilities for investment and universal life products equal to the accumulated policy account values, which include an accumulation of deposit payments plus credited interest, less withdrawals and the amounts assessed against the policyholder through the end of the period. Sales inducements provided to the policyholders of these products are recognized as liabilities over the period that the contract must remain in force to qualify for the inducement. The options attributed to the policyholder related to our fixed index annuity products are accounted for as embedded derivatives as described in the section of this note entitled “Accounting for Derivatives”.

Traditional life and the majority of our accident and health products (including long-term care, Medicare supplement and supplemental health products) are long duration insurance contracts. Premiums on these products are recognized as revenues when due from the policyholders.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

We establish liabilities for traditional life, accident and health insurance, and life contingent payment annuity products using mortality tables in general use in the United States, which are modified to reflect the Company's actual experience when appropriate. We establish liabilities for accident and health insurance products using morbidity tables based on the Company's actual or expected experience. These reserves are computed at amounts that, with additions from estimated future premiums received and with interest on such reserves at estimated future rates, are expected to be sufficient to meet our obligations under the terms of the policy. Liabilities for future policy benefits are computed on a net-level premium method based upon assumptions as to future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses determined when the policies were issued (or with respect to policies inforce at August 31, 2003, the Company's best estimate of such assumptions on the Effective Date). We make an additional provision to allow for potential adverse deviation for some of our assumptions. Once established, assumptions on these products are generally not changed unless a premium deficiency exists. In that case, a premium deficiency reserve is recognized and the future pattern of reserve changes is modified to reflect the relationship of premiums to benefits based on the current best estimate of future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses, determined without an additional provision for potential adverse deviation.

We establish claim reserves based on our estimate of the loss to be incurred on reported claims plus estimates of incurred but unreported claims based on our past experience.

Accounting for Long-term Care Premium Rate Increases

Washington National is subject to an order issued by the Florida Office of Insurance Regulation which impacts home health care policies issued in Florida by Washington National and its predecessor companies. The order required a choice of three alternatives to be offered to holders of home health care policies in Florida subject to premium rate increases as follows:

•	retention of their current policy with a rate increase of 50 percent in the first year and actuarially justified increases in subsequent years;

•	receipt of a replacement policy with reduced benefits and a rate increase in the first year of 25 percent and no more than 15 percent in subsequent years; or

•	receipt of a paid-up policy, allowing the holder to file future claims up to 100 percent of the amount of premiums paid since the inception of the policy.

Reserves for all three groups of policies under the order were prospectively adjusted using a prospective revision methodology, as these alternatives were required by the Florida Office of Insurance Regulation. These policies had no insurance acquisition costs established at the Effective Date.

Reinsurance

In the normal course of business, we seek to limit our loss exposure on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.8 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. In each case, the Company is directly liable for claims reinsured in the event the assuming company is unable to pay.

The cost of reinsurance on life and health coverages is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $126.5 million, $141.1 million and $133.2 million in 2011, 2010 and 2009, respectively. We deduct this cost from insurance policy income. Reinsurance recoveries netted against insurance policy benefits totaled $185.3 million, $448.1 million and $473.3 million in 2011, 2010 and 2009, respectively.

From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize deferred acquisition costs described above. Reinsurance premiums assumed totaled $14.4 million, $16.9 million and $18.5 million in 2011, 2010 and 2009, respectively.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

At both December 31, 2011 and 2010, less than one percent of our total reinsurance recoverables were from subsidiaries of CNO.

See the section of this note entitled “Accounting for Derivatives” for a discussion of the derivative embedded in the payable related to certain modified coinsurance agreements.

In September 2009, we completed a transaction to coinsure, with an effective date of January 1, 2009, about 104,000 non-core life insurance policies with Wilton Reassurance Company (“Wilton Re”). In the transaction, Wilton Re paid a ceding commission of $55.8 million and coinsures and administers 100 percent of these policies.  We transferred to Wilton Re $401.6 million in cash and policy loans and $457.4 million of policy and other reserves. Most of the policies involved in the transaction were issued by companies prior to their acquisition by CNO. We recorded a deferred gain of approximately $26 million in 2009 which is being recognized over the remaining life of the block of insurance policies coinsured with Wilton Re.

Income Taxes

Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and net operating loss carryforwards (“NOLs”). Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which temporary differences are expected to be recovered or paid. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in earnings in the period when the changes are enacted.

A reduction of the net carrying amount of deferred tax assets by establishing a valuation allowance is required if, based on the available evidence, it is more likely than not that such assets will not be realized. In assessing the need for a valuation allowance, all available evidence, both positive and negative, shall be considered to determine whether, based on the weight of that evidence, a valuation allowance for deferred tax assets is needed. This assessment requires significant judgment and considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of carryforward periods, our experience with operating loss and tax credit carryforwards expiring unused, and tax planning strategies. We evaluate the need to establish a valuation allowance for our deferred income tax assets on an ongoing basis. The realization of our deferred income tax assets depends upon generating sufficient future taxable income during the periods in which our temporary differences become deductible and before our capital loss carryforwards and NOLs expire.

At December 31, 2011, our valuation allowance for our net deferred tax assets was $19.1 million, as we have determined that it is more likely than not that a portion of our deferred tax assets will not be realized. This determination was made by evaluating each component of the deferred tax asset and assessing the effects of limitations and/or interpretations on the value of such component to be fully recognized in the future.

Investment Borrowings

In 2011, Washington National became a member of the Federal Home Loan Bank (“FHLB”).  As a member of the FHLB, Washington National has the ability to borrow on a collateralized basis from the FHLB.  Washington National is required to hold a minimum amount of FHLB common stock as a condition of membership in the FHLB, and additional amounts based on the amount of the borrowings.  At December 31, 2011, the carrying value of the FHLB common stock was $22.5 million.  As of December 31, 2011, collateralized borrowings from the FHLB totaled $450.0 million, and the proceeds were used to purchase fixed maturity securities.  The borrowings are classified as investment borrowings in the accompanying consolidated balance sheet.  The borrowings are collateralized by investments with an estimated fair value of $557.6 million at December 31, 2011, which are maintained in a custodial account for the benefit of the FHLB.  Such investments are classified as fixed maturities, available for sale, in our balance sheet.  Interest expense of $.7 million was recognized related to the borrowings in 2011.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following summarizes the terms of the borrowings (dollars in millions):

Amount	Maturity	Interest rate at
borrowed	date	December 31, 2011
$100.0	November 2013	Variable rate – 0.533%
50.0	August 2014	Variable rate – 0.583%
75.0	June 2016	Variable rate – 0.739%
75.0	August 2016	Variable rate – 0.710%
100.0	October 2016	Variable rate – 0.761%
50.0	August 2017	Variable rate – 0.653%
$450.0

The variable rate borrowings are pre-payable on each interest reset date without penalty.

Accounting for Derivatives

Our fixed index annuity products provide a guaranteed minimum rate of return and a higher potential return that is based on a percentage (the “participation rate”) of the amount of increase in the value of a particular index, such as the Standard & Poor's 500 Index, over a specified period. Typically, on each policy anniversary date, a new index period begins. We are generally able to change the participation rate at the beginning of each index period during a policy year, subject to contractual minimums. We typically buy call options (including call spreads) referenced to the applicable indices in an effort to offset or hedge potential increases to policyholder benefits resulting from increases in the particular index to which the policy's return is linked. We reflect changes in the estimated fair value of these options in net investment income. Net investment gains (losses) related to fixed index products were $(2.0) million, $7.3 million and $10.1 million in 2011, 2010 and 2009, respectively. These amounts were substantially offset by a corresponding change to insurance policy benefits. The estimated fair value of these options was $5.7 million and $16.8 million at December 31, 2011 and 2010, respectively. We classify these instruments as other invested assets.

The Company accounts for the options attributed to the policyholder for the estimated life of the annuity contract as embedded derivatives. The expected future cost of options on fixed index annuity products is used to determine the value of embedded derivatives. The Company purchases options to hedge liabilities for the next policy year on each policy anniversary date and must estimate the fair value of the forward embedded options related to the policies. These accounting requirements often create volatility in the earnings from these products. We record the changes in the fair values of the embedded derivatives in current earnings as a component of insurance policy benefits. The fair value of these derivatives, which are classified as “liabilities for interest-sensitive products”, was $174.5 million and $182.0 million at December 31, 2011 and 2010, respectively. Prior to June 30, 2011, we maintained a specific block of investments in our trading securities account (which we carried at estimated fair value with changes in such value recognized as investment income from policyholder and reinsurer accounts and other special-purpose portfolios) to offset the income statement volatility caused by the effect of interest rate fluctuations on the value of embedded derivatives related to our fixed index annuity products.  During the second quarter of 2011, we sold this trading portfolio, which resulted in $.2 million of decreased earnings since the volatility caused by the accounting requirements to record embedded options at fair value were no longer being offset.

If the counterparties for the call options we hold fail to meet their obligations, we may have to recognize a loss. We limit our exposure to such a loss by diversifying among several counterparties believed to be strong and creditworthy. At December 31, 2011, substantially all of our counterparties were rated “BBB+” or higher by Standard & Poor's Corporation (“S&P”).

Certain of our reinsurance payable balances contain embedded derivatives. Such derivatives had an estimated fair value of $3.5 million and $(.4) million at December 31, 2011 and 2010, respectively. We record the change in the fair value of these derivatives as a component of investment income. We maintain the investments related to these agreements in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities offsets the change in value of the embedded derivatives.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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Multibucket Annuity Product

The Company's multibucket annuity is an annuity product that credits interest based on the experience of a particular market strategy. Policyholders allocate their annuity premium payments to several different market strategies based on different asset classes within the Company's investment portfolio. Interest is credited to this product based on the market return of the given strategy, less management fees, and funds may be moved between different strategies. The Company guarantees a minimum return of premium plus approximately 3 percent per annum over the life of the contract. The investments backing the market strategies of these products are designated by the Company as trading securities. The change in the fair value of these securities is recognized as investment income, which is substantially offset by the change in insurance policy benefits for these products. We hold insurance liabilities of $52.6 million and $63.7 million related to multibucket annuity products as of December 31, 2011 and 2010, respectively.

Fair Value Measurements

Definition of Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and, therefore, represents an exit price, not an entry price. We hold fixed maturities, equity securities, trading securities, derivatives, separate account assets and embedded derivatives, which are carried at fair value.

The degree of judgment utilized in measuring the fair value of financial instruments is largely dependent on the level to which pricing is based on observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. Financial instruments with readily available active quoted prices would be considered to have fair values based on the highest level of observable inputs, and little judgment would be utilized in measuring fair value. Financial instruments that rarely trade would often have fair value based on a lower level of observable inputs, and more judgment would be utilized in measuring fair value.

Valuation Hierarchy

There is a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

•
Level 1 - includes assets and liabilities valued using inputs that are unadjusted quoted prices in active markets for identical assets or liabilities. Our Level 1 assets include exchange traded securities.

•
Level 2 - includes assets and liabilities valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data. Level 2 assets and liabilities include those financial instruments that are valued by independent pricing services using models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs such as interest rate, credit spread, reported trades, broker/dealer quotes, issuer spreads and other inputs that are observable or derived from observable information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and privately placed corporate fixed maturity securities; certain government or agency securities; certain mortgage and asset-backed securities; and non-exchange-traded derivatives such as call options to hedge liabilities related to our fixed index annuity products.

•
Level 3 - includes assets and liabilities valued using unobservable inputs that are used in model-based valuations that contain management assumptions. Level 3 assets and liabilities include those financial instruments whose fair value is estimated based on non-binding broker prices or internally developed models or methodologies utilizing significant inputs not based on, or corroborated by, readily available market information. Financial instruments in this category include certain corporate securities (primarily certain below-investment grade privately placed securities), certain mortgage and asset-backed securities, and other less liquid securities. Additionally, the Company's liabilities for embedded derivatives (including embedded derivatives related to our fixed index annuity products and to a modified coinsurance arrangement) are classified in Level 3 since their values include significant unobservable inputs including

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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actuarial assumptions.

At each reporting date, we classify assets and liabilities into the three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset and liability reported at fair value. This classification is impacted by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and overall market conditions. Our assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset and liability requires judgment.

The vast majority of our fixed maturity securities and separate account assets use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from independent pricing services, which use Level 2 inputs for the determination of fair value. Substantially all of our Level 2 fixed maturity securities and separate account assets were valued from independent pricing services. Third party pricing services normally derive the security prices through recently reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information. If there are no recently reported trades, the third party pricing services may use matrix or model processes to develop a security price where future cash flow expectations are developed and discounted at an estimated risk-adjusted market rate. The number of prices obtained for a given security is dependent on the Company's analysis of such prices as further described below.

For securities that are not priced by pricing services and may not be reliably priced using pricing models, we obtain broker quotes. These broker quotes are non-binding and represent an exit price, but assumptions used to establish the fair value may not be observable and therefore represent Level 3 inputs. Approximately 39 percent and 6 percent of our Level 3 fixed maturity securities were valued using broker quotes or independent pricing services, respectively. The remaining Level 3 fixed maturity investments do not have readily determinable market prices and/or observable inputs. For these securities, we use internally developed valuations. Key assumptions used to determine fair value for these securities may include risk-free rates, risk premiums, performance of underlying collateral and other factors involving significant assumptions which may not be reflective of an active market. For certain investments, we use a matrix or model process to develop a security price where future cash flow expectations are developed and discounted at an estimated market rate. The pricing matrix utilizes a spread level to determine the market price for a security. The credit spread generally incorporates the issuer's credit rating and other factors relating to the issuer's industry and the security's maturity. In some instances issuer-specific spread adjustments, which can be positive or negative, are made based upon internal analysis of security specifics such as liquidity, deal size, and time to maturity.

Privately placed securities are classified as Level 3 when their valuation is based on internal valuation models which rely on significant inputs that are not observable in the market.  Our model applies spreads above the risk-free rate which are determined based on comparison to securities with similar ratings, maturities and industries that are rated by independent third party rating agencies. Our process also considers the ratings assigned by the National Association of Insurance Commissioners (the “NAIC”) to the Level 3 securities on an annual basis. Each quarter, a review is performed to determine the reasonableness of the initial valuations from the model. If an initial valuation appears unreasonable based on our knowledge of a security and current market conditions, we make appropriate adjustments to our valuation inputs.  In the second quarter of 2011, the Company compared the results of the private placement pricing model to actual trades, as well as to third party broker quotes and determined that the valuations from our pricing model were consistent with market observable data for most investment grade privately placed securities. As a result, the Company reclassified certain investment grade privately placed securities from Level 3 to Level 2. Below-investment grade privately placed securities, which are valued using significant inputs that are not observable in the market, remain classified as Level 3. The remaining securities classified as Level 3 are primarily valued based on internally developed models using estimated future cash flows. We recognized other-than-temporary impairments on securities classified as Level 3 investments of $6.9 million during 2011. Privately placed securities comprise approximately 9 percent of our available for sale fixed maturities, classified as Level 3.

As the Company is responsible for the determination of fair value, we perform monthly quantitative and qualitative analysis on the prices received from third parties to determine whether the prices are reasonable estimates of fair value. The Company's analysis includes: (i) a review of the methodology used by third party pricing services; (ii) where available, a comparison of multiple pricing services' valuations for the same security; (iii) a review of month to month price fluctuations; (iv) a review to ensure valuations are not unreasonably stale; and (v) back testing to compare actual purchase and sale transactions with valuations received from third parties. As a result of such procedures, the Company may conclude the prices received from third parties are not reflective of current market conditions. In those instances, we may request additional pricing

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

quotes or apply internally developed valuations. However, the number of instances is insignificant and the aggregate change in value of such investments is not materially different from the original prices received.

The categorization of the fair value measurements of our investments priced by independent pricing services was based upon the Company's judgment of the inputs or methodologies used by the independent pricing services to value different asset classes. Such inputs include: benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers and reference data. The Company categorizes such fair value measurements based upon asset classes and the underlying observable or unobservable inputs used to value such investments.

The classification of fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, is determined based on the consideration of several inputs including closing exchange or over-the-counter market price quotations; time value and volatility factors underlying options; market interest rates; and non-performance risk. For certain embedded derivatives, we may use actuarial assumptions in the determination of fair value.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The categorization of fair value measurements, by input level, for our fixed maturity securities, equity securities, trading securities, certain other invested assets, assets held in separate accounts and embedded derivative instruments included in liabilities for insurance products at December 31, 2011 is as follows (dollars in millions):

	Quoted prices in active markets for identical assets or liabilities (Level 1)	Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)		Total
Assets:
Fixed maturities, available for sale:
Corporate securities	$—	$3,004.9		$73.5		$3,078.4
United States Treasury securities and obligations of United States government corporations and agencies	—	46.2		—		46.2
States and political subdivisions	—	468.0		—		468.0
Asset-backed securities	—	315.5		20.9		336.4
Collateralized debt obligations	—	—		111.0		111.0
Commercial mortgage-backed securities	—	494.6		6.3		500.9
Mortgage pass-through securities	—	2.2		.6		2.8
Collateralized mortgage obligations	—	281.1		24.4		305.5
Total fixed maturities, available for sale	—	4,612.5		236.7		4,849.2
Equity securities	—	—		55.3		55.3
Trading securities:
Corporate securities	—	48.1		3.1		51.2
United States Treasury securities and obligations of United States government corporations and agencies	—	4.9		—		4.9
States and political subdivisions	—	15.6		—		15.6
Asset-backed securities	—	.1		—		.1
Commercial mortgage-backed securities	—	—		.4		.4
Mortgage pass-through securities	—	.2		—		.2
Collateralized mortgage obligations	—	.7		—		.7
Equity securities	.7	—		1.3		2.0
Total trading securities	.7	69.6		4.8		75.1
Other invested assets	—	5.5	(a)	1.2		6.7
Assets held in separate accounts	—	15.0		—		15.0
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	—	—		178.0	(b)	178.0
_____________

(a)	Includes derivatives.

(b)	Includes $174.5 million of embedded derivatives associated with our fixed index annuity products and $3.5 million of embedded derivatives associated with a modified coinsurance agreement.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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The categorization of fair value measurements, by input level, for our fixed maturity securities, equity securities, trading securities, certain other invested assets, assets held in separate accounts and embedded derivative instruments included in liabilities for insurance products at December 31, 2010 is as follows (dollars in millions):

	Quoted prices in active markets for identical assets or liabilities (Level 1)	Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)		Total
Assets:
Fixed maturities, available for sale:
Corporate securities	$—	$2,352.9		$477.4		$2,830.3
United States Treasury securities and obligations of United States government corporations and agencies	10.0	40.1		—		50.1
States and political subdivisions	—	428.5		—		428.5
Asset-backed securities	—	159.3		34.6		193.9
Collateralized debt obligations	—	—		35.7		35.7
Commercial mortgage-backed securities	—	220.4		—		220.4
Mortgage pass-through securities	3.6	—		.7		4.3
Collateralized mortgage obligations	—	262.1		19.8		281.9
Total fixed maturities, available for sale	13.6	3,463.3		568.2		4,045.1
Equity securities	—	—		1.4		1.4
Trading securities:
Corporate securities	—	47.5		2.9		50.4
United States Treasury securities and obligations of United States government corporations and agencies	—	49.3		—		49.3
States and political subdivisions	—	16.1		—		16.1
Asset-backed securities	—	.6		—		.6
Commercial mortgage-backed securities	—	5.2		—		5.2
Mortgage pass-through securities	.3	—		—		.3
Collateralized mortgage obligations	—	1.2		.4		1.6
Equity securities	3.2	—		1.4		4.6
Total trading securities	3.5	119.9		4.7		128.1
Other invested assets	—	16.9	(a)	1.3		18.2
Assets held in separate accounts	—	17.5		—		17.5
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	—	—		181.6	(b)	181.6
_____________

(a)	Includes derivatives.

(b)	Includes $182.0 million of embedded derivatives associated with our fixed index annuity products and $(.4) million of embedded derivatives associated with a modified coinsurance agreement.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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The following table presents additional information about assets and liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value for the year ended December 31, 2011 (dollars in millions):

	December 31, 2011
	Beginning balance as of December 31, 2010	Purchases, sales, issuances and settlements, net	Total realized and unrealized gains (losses) included in net income	Total realized and unrealized gains (losses) included in accumulated other comprehensive income (loss)	Transfers into Level 3 (a)	Transfers out of Level 3 (a) (b)	Ending balance as of December 31, 2011	Amount of total gains (losses) for the year ended December 31, 2011 included in our net income relating to assets and liabilities still held as of the reporting date
Assets:
Fixed maturities, available for sale:
Corporate securities	$477.4	$(118.4)	$(8.3)	$3.8	$11.3	$(292.3)	$73.5	$—
Asset-backed securities	34.6	(.8)	—	1.4	7.9	(22.2)	20.9	—
Collateralized debt obligations	35.7	67.7	(7.1)	14.7	—	—	111.0	—
Commercial mortgage-backed securities	—	—	—	—	6.3	—	6.3	—
Mortgage pass-through securities	.7	(.1)	—	—	—	—	.6	—
Collateralized mortgage obligations	19.8	3.2	(1.4)	1.8	1.0	—	24.4	—
Total fixed maturities, available for sale	568.2	(48.4)	(16.8)	21.7	26.5	(314.5)	236.7	—
Equity securities	1.4	55.6	(1.7)	—	—	—	55.3	—
Trading securities:
Corporate securities	2.9	—	.2	—	—	—	3.1	.2
Commercial mortgage-backed securities	—	—	—	—	.4	—	.4	—
Collateralized mortgage obligations	.4	(.4)	—	—	—	—	—	—
Equity securities	1.4	—	(.1)	—	—	—	1.3	(.1)
Total trading securities	4.7	(.4)	.1	—	.4	—	4.8	.1
Other invested assets	1.3	—	—	(.1)	—	—	1.2	—
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	(181.6)	3.4	.2	—	—	—	(178.0)	.2
_________________

(a)	Transfers in/out of Level 3 are reported as having occurred at the beginning of the period.

(b)	Transfers out of Level 3 are primarily related to our re-evaluation of the observability of pricing inputs related to investment grade privately placed securities.

(c)
Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period.  Such activity primarily consists of purchases and sales of fixed maturity, equity and trading securities, purchases and settlements of derivative instruments, and changes to embedded derivative instruments related to insurance products resulting from the issuance of new contracts, or changes to existing contracts.  The following summarizes such activity for the year ended December 31, 2011 (dollars in millions):

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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	Purchases	Sales	Issuances	Settlements	Purchases, sales, issuances and settlements, net
Assets:
Fixed maturities, available for sale:
Corporate securities	$—	$(118.4)	$—	$—	$(118.4)
Asset-backed securities	—	(.8)	—	—	(.8)
Collateralized debt obligations	104.8	(37.1)	—	—	67.7
Mortgage pass-through securities	—	(.1)	—	—	(.1)
Collateralized mortgage obligations	16.3	(13.1)	—	—	3.2
Total fixed maturities, available for sale	121.1	(169.5)	—	—	(48.4)
Equity securities	56.5	(.9)	—	—	55.6
Trading securities:
Collateralized mortgage obligations	—	(.4)	—	—	(.4)
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	(.3)	2.7	(3.9)	4.9	3.4

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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The following table presents additional information about assets and liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value for the year ended December 31, 2010 (dollars in millions):

	December 31, 2010
	Beginning balance as of December 31, 2009	Purchases, sales, issuances and settlements, net	Total realized and unrealized gains (losses) included in net income	Total realized and unrealized gains (losses) included in accumulated other comprehensive income (loss)	Transfers into Level 3 (a)	Transfers out of Level 3 (a) (b)	Ending balance as of December 31, 2010	Amount of total gains (losses) for the year ended December 31, 2010 included in our net income relating to assets and liabilities still held as of the reporting date
Assets:
Fixed maturities, available for sale:
Corporate securities	$559.7	$(4.9)	$(36.4)	$21.9	$3.4	$(66.3)	$477.4	$—
States and political subdivisions	1.8	—	—	—	—	(1.8)	—	—
Asset-backed securities	35.4	(.1)	(5.7)	10.1	1.3	(6.4)	34.6	—
Collateralized debt obligations	27.2	4.2	(.2)	4.5	—	—	35.7	—
Commercial mortgage-backed securities	7.8	—	—	—	—	(7.8)	—	—
Mortgage pass-through securities	.7	—	—	—	—	—	.7	—
Collateralized mortgage obligations	1.3	7.3	(.7)	2.8	10.0	(.9)	19.8	—
Total fixed maturities, available for sale	633.9	6.5	(43.0)	39.3	14.7	(83.2)	568.2	—
Equity securities	1.3	—	—	.1	—	—	1.4	—
Trading securities:
Corporate securities	2.4	—	.5	—	—	—	2.9	.5
Collateralized mortgage obligations	—	—	.1	—	.3	—	.4	.1
Equity securities	1.3	—	.1	—	—	—	1.4	.1
Total trading securities	3.7	—	.7	—	.3	—	4.7	.7
Securities lending collateral:
Asset-backed securities	3.1	(3.1)	—	—	—	—	—	—
Other invested assets	.8	—	—	.5	—	—	1.3	—
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	(218.1)	52.2	(15.7)	—	—	—	(181.6)	(15.7)
_____________________

(a)	Transfers in/out of Level 3 are reported as having occurred at the beginning of the period.

(b)
Included in the transfers out of Level 3 is approximately $68 million of privately issued securities that were priced using observable market data at December 31, 2010 and were, therefore, transferred to Level 2.

At December 31, 2011, 87 percent of our Level 3 fixed maturities, available for sale, were investment grade and 31 percent of our Level 3 fixed maturities, available for sale, consisted of corporate securities.

Realized and unrealized investment gains and losses presented in the preceding tables represent gains and losses during the time the applicable financial instruments were classified as Level 3.

Realized and unrealized gains (losses) on Level 3 assets are primarily reported in either net investment income, net realized investment gains (losses) or insurance policy benefits within the consolidated statement of operations or accumulated

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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other comprehensive income (loss) within shareholder's equity based on the appropriate accounting treatment for the instrument.

We review the fair value hierarchy classifications each reporting period. Transfers in and/or (out) of Level 3 in 2011 and 2010 include transfers due to changes in the observability of the valuation attributes resulting in a reclassification of certain financial assets or liabilities. In addition, in the second quarter of 2011, we re-evaluated the observability of pricing inputs related to investment grade privately placed securities. As a result, we reclassified certain investment grade privately placed securities from Level 3 to Level 2. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. There were no significant transfers between Level 1 and Level 2 in 2011 or 2010.

The amount presented for gains (losses) included in our net income for assets and liabilities still held as of the reporting date primarily represents impairments for fixed maturities, available for sale, changes in fair value of trading securities and certain derivatives and changes in fair value of embedded derivative instruments included in liabilities for insurance products that exist as of the reporting date.

We use the following methods and assumptions to determine the estimated fair values of other financial instruments:

Preferred stock of affiliates. The issuers, which are subsidiaries of CNO, may redeem the preferred stock at any time at the redemption price plus accrued and unpaid dividends. The estimated fair value of these investments approximates such redemption amounts.

Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers of similar credit quality. We aggregate loans with similar characteristics in our calculations. The fair value of policy loans approximates their carrying value.

Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on discounted future expected cash flows or independent transactions which establish a value for our investment. Investments in limited partnerships are accounted for under the equity method which approximates estimated fair value.

Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

Investment borrowings.  We use discounted cash flow analyses based on our current incremental borrowing rates for similar types of borrowing arrangements.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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The estimated fair values of our financial instruments at December 31, 2011 and 2010, were as follows (dollars in millions):

	2011		2010
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Financial assets:
Fixed maturities, available for sale	$4,849.2	$4,849.2	$4,045.1	$4,045.1
Equity securities	55.3	55.3	1.4	1.4
Preferred stock of affiliates	40.5	40.5	34.4	34.4
Mortgage loans	362.0	391.9	415.2	412.7
Policy loans	36.6	36.6	38.7	38.7
Trading securities	75.1	75.1	128.1	128.1
Other invested assets	35.8	35.8	41.7	41.7
Cash and cash equivalents	38.1	38.1	91.5	91.5
Financial liabilities:
Insurance liabilities for interest-sensitive products (a)	2,816.8	2,816.8	3,091.3	3,091.3
Investment borrowings	450.0	450.0	—	—
____________________

(a)
The estimated fair value of insurance liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2011 and 2010. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year.

Sales Inducements

Certain of our annuity products offer sales inducements to contract holders in the form of enhanced crediting rates or bonus payments in the initial period of the contract. Certain of our life insurance products offer persistency bonuses credited to the contract holders balance after the policy has been outstanding for a specified period of time. These enhanced rates and persistency bonuses are considered sales inducements in accordance with GAAP. Such amounts are deferred and amortized in the same manner as deferred acquisition costs. Sales inducements deferred totaled $.9 million, $.9 million and $5.2 million in 2011, 2010 and 2009, respectively. Amounts amortized totaled $6.1 million, $8.7 million and $10.4 million in 2011, 2010 and 2009, respectively. The unamortized balance of deferred sales inducements was $28.1 million and $33.3 million at December 31, 2011 and 2010, respectively.

Out-of-Period Adjustments

We recorded the net effect of out-of-period adjustments which increased our insurance policy benefits by $7.8 million, decreased tax expense by $2.7 million and decreased our net income by $5.1 million in 2011. We evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of the errors in relation to 2011, as well as the materiality to the periods in which they originated. The impact of correcting these errors in prior years was not significant to any individual period. Management believes these errors are immaterial to the consolidated financial statements.

Recently Issued Accounting Standards

Pending Accounting Standards

In June 2011, the FASB issued authoritative guidance to increase the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in shareholders' equity. Such guidance requires that all non-owner changes in shareholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components followed consecutively by a second statement that should present total other comprehensive income, the components of other comprehensive income and the total

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

of comprehensive income. The guidance is to be applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. The adoption of this guidance will result in a change in the presentation of our financial statements but will not have any impact on our financial condition, operating results or cash flows. In December 2011, the FASB issued authoritative guidance to defer the requirement to present reclassification adjustments out of accumulated other comprehensive income to net income on the face of the financial statements. All other aspects of the original guidance are still effective.

In May 2011, the FASB issued authoritative guidance which clarifies or updates requirements for measuring fair value and for disclosing information about fair value measurements. The guidance clarifies: (i) the application of the highest and best use and valuation premise concepts; (ii) measuring the fair value of an instrument classified in a reporting entity's shareholders' equity; and (iii) disclosure of quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. The guidance changes certain requirements for measuring fair value or disclosing information about fair value measurements including: (i) measuring the fair value of financial instruments that are managed within a portfolio; (ii) application of premiums and discounts in a fair value measurement; and (iii) additional disclosures about fair value measurements. Such additional disclosures include a description of the valuation process used for measuring Level 3 instruments and the sensitivity of the Level 3 fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any. The guidance is effective prospectively for interim and annual periods beginning after December 15, 2011. Early adoption is not permitted. The adoption of this guidance is not expected to have a material impact on our financial condition, operating results or cash flows.

In October 2010, the FASB issued authoritative guidance that modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. The guidance impacts the timing of GAAP reported financial results, but has no impact on cash flows, statutory financial results or the ultimate profitability of the business.

The guidance specifies that an insurance entity shall only capitalize incremental direct costs related to the successful acquisition of new or renewal insurance contracts.  The guidance also states that advertising costs should be included in deferred acquisition costs only if the capitalization criteria in the direct-response advertising guidance is met.  The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Retrospective application to all prior periods presented upon the date of adoption is permitted, but not required.  We currently expect that the adoption of this guidance will result in a reduction to our book value of approximately $65 million. If the new guidance had been effective at December 31, 2011, we estimate that our earnings for 2011 would have been reduced by approximately $1 million. The guidance will reduce the balance of deferred acquisition costs, its amortization and the amount of costs that we capitalize. We expect that we will be able to defer most commission payments, plus other costs directly related to the production of new business. The proposed change does not impact the balance of the present value of future profits. Therefore, in contrast to the reduction in amortization of deferred acquisition costs, there will be no change in the amortization of the present value of future profits.

Management continues to evaluate the impact the guidance will have on our business and consolidated financial statements and expects to adopt the new guidance on a retrospective basis.

Adopted Accounting Standards

In March 2010, the FASB issued authoritative guidance clarifying the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, entities will be required to bifurcate any embedded credit derivative features that no longer qualify under the amended scope exception, or, for certain investments, an entity can elect the fair value option and record the entire investment at fair value. This guidance was effective for fiscal quarters beginning after June 15, 2010. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued authoritative guidance which requires additional disclosures related to purchases, sales, issuances and settlements in the rollforward of Level 3 fair value measurements.  This guidance was effective for reporting periods beginning after December 15, 2010.  The adoption of this guidance did not have a material impact on our consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

In January 2010, the FASB issued authoritative guidance which requires new disclosures and clarifies existing disclosure requirements related to fair value. An entity is also required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy. In addition, the guidance amends the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. The guidance was effective for interim and annual reporting periods beginning after December 15, 2009. Such disclosures are included in the note to the consolidated financial statements entitled “Fair Value Measurements”. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance that is intended to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. The guidance must be applied as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. The guidance must be applied to transfers occurring on or after the effective date. The adoption of this guidance did not have a material impact on our consolidated financial statements.

On April 9, 2009, the FASB issued authoritative guidance regarding the recognition and presentation of an other-than-temporary impairment and required additional disclosures. The recognition provision within this guidance applies only to fixed maturity investments that are subject to the other-than-temporary impairments.  If an entity intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is other-than-temporarily impaired and the full amount of the impairment is recognized as a loss through earnings. Otherwise, losses on securities which are other-than-temporarily impaired are separated into: (i) the portion of loss which represents the credit loss; and (ii) the portion which is due to other factors. The credit loss portion is recognized as a loss through earnings while the loss due to other factors is recognized in accumulated other comprehensive income (loss), net of taxes and related amortization. The guidance requires a cumulative effect adjustment to accumulated deficit and a corresponding adjustment to accumulated other comprehensive income (loss) to reclassify the non-credit portion of previously other-than-temporarily impaired securities which were held at the beginning of the period of adoption and for which we do not intend to sell and it is more likely than not that we will not be required to sell such securities before recovery of the amortized cost basis. We adopted the guidance effective January 1, 2009.  The cumulative effect of adopting this guidance was a $1.5 million net decrease to accumulated deficit and a corresponding increase to accumulated other comprehensive income (loss).

On April 9, 2009, the FASB issued authoritative guidance which provided additional guidance on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability and clarifies that the use of multiple valuation techniques may be appropriate. The guidance also discusses circumstances that may indicate a transaction is not orderly. The guidance re-emphasizes that fair value continues to be the exit price in an orderly market. Further, this guidance requires additional disclosures about fair value measurement in annual and interim reporting periods. The guidance is effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted. We adopted the guidance effective for the period ending March 31, 2009, and this guidance did not have a material effect on our consolidated financial statements.

On April 9, 2009, the FASB issued authoritative guidance which requires that the fair value of financial instruments be disclosed in an entity's financial statements in both interim and annual periods.  The guidance also requires disclosure of methods and assumptions used to estimate fair values.  The guidance is effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009.  We adopted the guidance for the quarter ended June 30, 2009, which did not have a material effect on our consolidated balance sheet or statement of operations.

In January 2009, the FASB issued authoritative guidance which amended certain impairment guidance by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating the impairment of certain securities. The guidance permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The guidance is effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the guidance on December 31, 2008 and the adoption did not have a material effect on our consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

4.	INVESTMENTS

At December 31, 2011, the amortized cost, gross unrealized gains and losses, estimated fair value and other-than-temporary impairments in accumulated other comprehensive income of fixed maturities, available for sale, equity securities and preferred stock of affiliates were as follows (dollars in millions):

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Other-than-temporary impairments included in accumulated other comprehensive income
Investment grade (a):
Corporate securities	$2,573.4	$292.9	$(16.0)	$2,850.3	$—
United States Treasury securities and obligations of United States government corporations and agencies	43.5	2.7	—	46.2	—
States and political subdivisions	422.8	47.1	(1.9)	468.0	—
Asset-backed securities	316.3	9.4	(5.8)	319.9	—
Collateralized debt obligations	107.6	.2	(1.2)	106.6	—
Commercial mortgage-backed securities	468.3	33.8	(1.2)	500.9	—
Mortgage pass-through securities	2.6	.2	—	2.8	—
Collateralized mortgage obligations	128.3	4.6	(.7)	132.2	—
Total investment grade fixed maturities, available for sale	4,062.8	390.9	(26.8)	4,426.9	—
Below-investment grade (a):
Corporate securities	236.7	4.5	(13.1)	228.1	—
Asset-backed securities	16.6	.5	(.6)	16.5	—
Collateralized debt obligations	6.5	—	(2.1)	4.4	—
Collateralized mortgage obligations	174.6	2.5	(3.8)	173.3	(2.0)
Total below-investment grade fixed maturities, available for sale	434.4	7.5	(19.6)	422.3	(2.0)
Total fixed maturities, available for sale	$4,497.2	$398.4	$(46.4)	$4,849.2	$(2.0)
Equity securities	$55.1	$.6	$(.4)	$55.3
Preferred stock of affiliates	$28.2	$12.3	$—	$40.5
_____________

(a)
Investment ratings - Investment ratings are assigned the second lowest rating by a nationally recognized statistical rating organization (Moody's Investor Services, Inc. (“Moody's”), S&P or Fitch Ratings (“Fitch”)), or if not rated by such firms, the rating assigned by the NAIC.  NAIC designations of “1” or “2” include fixed maturities generally rated investment grade (rated “Baa3” or higher by Moody's or rated “BBB-” or higher by S&P and Fitch).  NAIC designations of “3” through “6” are referred to as below-investment grade (which generally are rated “Ba1” or lower by Moody's or rated “BB+” or lower by S&P and Fitch).  References to investment grade or below investment grade throughout our consolidated financial statements are determined as described above.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The NAIC evaluates the fixed maturity investments of insurers for regulatory and capital assessment purposes and assigns securities to one of six credit quality categories called NAIC designations, which are used by insurers when preparing their annual statements based on statutory accounting principles. The NAIC designations are generally similar to the credit quality designations of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) for marketable fixed maturity securities, except for certain structured securities as described below. The following summarizes the NAIC designations and NRSRO equivalent ratings:

NAIC Designation	NRSRO Equivalent Rating
1	AAA/AA/A
2	BBB
3	BB
4	B
5	CCC and lower
6	In or near default

The NAIC adopted revised rating methodologies for non-agency residential mortgage-backed securities that became effective December 31, 2009 and for commercial mortgage-backed traded securities and all other asset-backed securities that became effective December 31, 2010. The NAIC's objective with the revised ratings was to increase the accuracy in assessing potential losses, and to use the improved assessment to determine a more appropriate capital requirement for such structured securities. Accordingly, certain structured securities rated NAIC 1 and NAIC 2 could be assigned below investment grade ratings by the NRSROs.

A summary of our fixed maturity securities, available for sale, by NAIC designations (or for fixed maturity securities held by non-regulated entities, based on NRSRO ratings) as of December 31, 2011 is as follows (dollars in millions):

NAIC designation	Amortized cost	Estimated fair value	Percentage of total estimated fair value
1	$2,328.8	$2,521.8	52.0%
2	1,903.2	2,070.8	42.7
3	210.8	204.9	4.2
4	42.8	43.2	.9
5	11.4	8.3	.2
6.2		.2	—
	$4,497.2	$4,849.2	100.0%

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

At December 31, 2010, the amortized cost, gross unrealized gains and losses, estimated fair value and other-than-temporary impairments in accumulated other comprehensive income of fixed maturities, available for sale, equity securities and preferred stock of affiliates were as follows (dollars in millions):

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Other-than-temporary impairments included in accumulated other comprehensive income
Investment grade (a):
Corporate securities	$2,440.3	$115.5	$(26.5)	$2,529.3	$—
United States Treasury securities and obligations of United States government corporations and agencies	48.1	2.4	(.4)	50.1	—
States and political subdivisions	447.3	1.9	(21.3)	427.9	—
Asset-backed securities	184.1	7.1	(6.5)	184.7	—
Collateralized debt obligations	22.2	.6	(.2)	22.6	—
Commercial mortgage-backed securities	207.3	13.4	(1.4)	219.3	—
Mortgage pass-through securities	4.0	.3	—	4.3	—
Collateralized mortgage obligations	167.0	4.7	(2.1)	169.6	(1.3)
Total investment grade fixed maturities, available for sale	3,520.3	145.9	(58.4)	3,607.8	(1.3)
Below-investment grade (a):
Corporate securities	307.8	3.9	(10.7)	301.0	—
States and political subdivisions	.9	—	(.3)	.6	—
Asset-backed securities	9.0	.4	(.2)	9.2	—
Collateralized debt obligations	30.0	.1	(17.0)	13.1	—
Commercial mortgage-backed securities	2.2	—	(1.1)	1.1	—
Collateralized mortgage obligations	111.5	2.8	(2.0)	112.3	(4.2)
Total below-investment grade fixed maturities, available for sale	461.4	7.2	(31.3)	437.3	(4.2)
Total fixed maturities, available for sale	$3,981.7	$153.1	$(89.7)	$4,045.1	$(5.5)
Equity securities	$1.2	$.2	$—	$1.4
Preferred stock of affiliates	$28.2	$6.2	$—	$34.4

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Accumulated other comprehensive income is primarily comprised of the net effect of unrealized appreciation (depreciation) on our investments. These amounts, included in shareholder's equity as of December 31, 2011 and 2010 were as follows (dollars in millions):

	2011	2010
Net unrealized appreciation (depreciation) on fixed maturity securities, available for sale, on which an other-than-temporary impairment loss has been recognized	$(.3)	$(2.6)
Net unrealized gains on all other investments	364.9	72.1
Adjustment to the present value of future profits (a)	(1.6)	(.2)
Adjustment to deferred acquisition costs	(36.7)	(4.8)
Deferred income tax liability	(116.7)	(23.2)
Accumulated other comprehensive income	$209.6	$41.3
_________

(a)
The present value of future profits is the value assigned to the right to receive future cash flows from contracts existing at September 10, 2003 (the date our ultimate parent emerged from bankruptcy).

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Concentration of Fixed Maturity Securities, Available for Sale

The following table summarizes the carrying values and gross unrealized losses of our fixed maturity securities, available for sale, by category as of December 31, 2011 (dollars in millions):

	Carrying value	Percent of fixed maturities	Gross unrealized losses	Percent of gross unrealized losses
Commercial mortgage-backed securities	$500.9	10.3%	$1.2	2.7%
States and political subdivisions	468.0	9.7	1.9	4.2
Utilities	444.9	9.2	.2	.4
Energy/pipelines	441.7	9.1	1.4	3.1
Asset-backed securities	336.4	6.9	6.4	13.8
Collateralized mortgage obligations	305.5	6.3	4.5	9.7
Insurance	251.0	5.2	3.7	8.0
Food/beverage	232.7	4.8	.2	.4
Healthcare/pharmaceuticals	230.0	4.7	.6	1.2
Cable/media	189.9	3.9	4.4	9.4
Real estate/REITs	130.2	2.7	.4	.9
Banks	125.9	2.6	7.2	15.4
Telecom	111.5	2.3	3.4	7.3
Collateralized debt obligations	111.0	2.3	3.3	7.0
Capital goods	97.4	2.0	.4	.9
Transportation	94.3	1.9	—	—
Aerospace/defense	92.0	1.9	—	—
Chemicals	89.4	1.8	—	—
Building materials	89.1	1.8	3.8	8.2
Paper	65.3	1.4	.2	.5
Consumer products	63.4	1.3	.5	1.1
Metals and mining	61.6	1.3	.7	1.4
Brokerage	48.1	1.0	1.3	2.8
U.S. Treasury and Obligations	46.2	1.0	—	—
Other	222.8	4.6	.7	1.6
Total fixed maturities, available for sale	$4,849.2	100.0%	$46.4	100.0%

Below-Investment Grade Securities

At December 31, 2011, the amortized cost of the Company's below-investment grade fixed maturity securities was $434.4 million, or 9.7 percent of the Company's fixed maturity portfolio. The estimated fair value of the below-investment grade portfolio was $422.3 million, or 97 percent of the amortized cost.

Below-investment grade corporate debt securities have different characteristics than investment grade corporate debt securities. Based on historical performance, probability of default by the borrower is significantly greater for below-investment grade corporate debt securities and in many cases severity of loss is relatively greater as such securities are generally unsecured and often subordinated to other indebtedness of the issuer. Also, issuers of below-investment grade corporate debt securities frequently have higher levels of debt relative to investment-grade issuers, hence, all other things being equal, are generally more sensitive to adverse economic conditions. The Company attempts to reduce the overall risk related to its investment in below-investment grade securities, as in all investments, through careful credit analysis, strict investment policy guidelines, and diversification by issuer and/or guarantor and by industry.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Contractual Maturity

The following table sets forth the amortized cost and estimated fair value of fixed maturities, available for sale, at December 31, 2011, by contractual maturity. Actual maturities will differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without penalties. In addition, structured securities (such as asset-backed securities, collateralized debt obligations, commercial mortgage-backed securities, mortgage pass-through securities and collateralized mortgage obligations, collectively referred to as “structured securities”) frequently include provisions for periodic principal payments and permit periodic unscheduled payments.

	Amortized cost	Estimated fair value
	(Dollars in millions)
Due in one year or less	$29.1	$29.4
Due after one year through five years	212.5	221.8
Due after five years through ten years	687.4	732.7
Due after ten years	2,347.4	2,608.7
Subtotal	3,276.4	3,592.6
Structured securities	1,220.8	1,256.6
Total fixed maturities, available for sale	$4,497.2	$4,849.2

Net Investment Income

Net investment income consisted of the following (dollars in millions):

	2011	2010	2009
Fixed maturities	$242.0	$241.8	$247.0
Trading income related to policyholder and reinsurer accounts and other special-purpose portfolios	3.1	6.7	.3
Preferred stock of affiliates	3.8	4.7	4.7
Mortgage loans	25.4	29.1	30.4
Policy loans	1.9	2.1	5.4
Options related to fixed index products:
Option income (loss)	6.9	11.4	(15.6)
Change in value of options	(8.9)	(4.1)	25.7
Equity securities	.4	.2	.3
Other invested assets	6.2	4.2	5.1
Cash and cash equivalents	—	—	.2
Gross investment income	280.8	296.1	303.5
Less investment expenses	3.8	3.7	4.1
Net investment income	$277.0	$292.4	$299.4

The estimated fair value of fixed maturity investments and mortgage loans not accruing investment income totaled $3.8 million and $.2 million at December 31, 2011 and 2010, respectively.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Net Realized Investment Gains (Losses)

The following table sets forth the net realized investment gains (losses) for the periods indicated (dollars in millions):

	2011	2010	2009
Fixed maturity securities, available for sale:
Realized gains on sale	$36.4	$67.6	$66.7
Realized losses on sale	(15.8)	(40.0)	(46.4)
Impairments:
Total other-than-temporary impairment losses	(6.6)	(45.1)	(92.8)
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss)	.6	1.1	55.1
Net impairment losses recognized	(6.0)	(44.0)	(37.7)
Net realized investment gains (losses) from fixed maturities	14.6	(16.4)	(17.4)
Commercial mortgage loans	(9.3)	(4.6)	(1.1)
Impairments of mortgage loans and other investments	(6.4)	(18.4)	(12.1)
Other	(.6)	—	3.1
Net realized investment losses	$(1.7)	$(39.4)	$(27.5)

During 2011, we recognized net realized investment losses of $1.7 million, which were comprised of $10.7 million of net gains from the sales of investments (primarily fixed maturities) with proceeds of $1.1 billion and $12.4 million of writedowns of investments for other than temporary declines in fair value recognized through net income ($13.0 million, prior to the $.6 million of impairment losses recognized through accumulated other comprehensive income (loss)).

During 2010, we recognized net realized investment losses of $39.4 million, which were comprised of $23.0 million of net gains from the sales of investments (primarily fixed maturities) with proceeds of $3.0 billion and $62.4 million of writedowns of investments for other than temporary declines in fair value recognized through net income ($63.5 million, prior to the $1.1 million of impairment losses recognized through accumulated other comprehensive income (loss)).

During 2010, we recorded an impairment charge of $35.9 million on an investment in a guaranteed investment contract issued by a Bermuda insurance company. We decided to pursue the early commutation of this investment in exchange for interests in certain underlying invested assets held by the insurance company. Information related to these underlying invested assets obtained in late December 2010 and early 2011 resulted in the recognition of the impairment charge. The guaranteed investment contract was scheduled to mature in December 2029 and had a projected future yield of 1.33 percent (the guaranteed minimum rate) immediately prior to the impairment charge. The estimated fair value of our investment in the guaranteed investment contract was $108.3 million at December 31, 2010.

During 2011, we completed the commutation of the investment in the guaranteed investment contract as discussed above pursuant to which we received government agency securities as well as equity interests in certain corporate investments with an aggregate fair value of $100.3 million in exchange for our holdings with a book value of $102.3 million (resulting in a net realized loss of $2.0 million).  During 2011, we recognized impairment charges of $5.8 million on the underlying invested assets.

During 2009, we recognized net realized investment losses of $27.5 million, which were comprised of $22.3 million of net gains from the sales of investments (primarily fixed maturities) with proceeds of $4.6 billion and $49.8 million of writedowns of investments for other than temporary declines in fair value recognized through net income ($104.9 million, prior to the $55.1 million of impairment losses recognized through other comprehensive loss).

At December 31, 2011, fixed maturity securities in default or considered nonperforming had both an aggregate amortized cost and a carrying value of $.2 million. We also had mortgage loans with an aggregate carrying value of $3.6 million that were in the process of foreclosure at December 31, 2011.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Our fixed maturity investments are generally purchased in the context of a long-term strategy to fund insurance liabilities, so we do not generally seek to generate short-term realized gains through the purchase and sale of such securities.  In certain circumstances, including those in which securities are selling at prices which exceed our view of their underlying economic value, or when it is possible to reinvest the proceeds to better meet our long-term asset-liability objectives, we may sell certain securities.

During 2011, the $15.8 million of realized losses on sales of $.2 billion of fixed maturity securities, available for sale, included:  (i) $4.3 million of losses related to the sales of mortgage-backed securities and asset-backed securities; (ii) $4.0 million related to sales of securities issued by states and political subdivisions; (iii) $4.5 million related to the partial commutations of the guaranteed investment contract as discussed above; and (iv) $3.0 million of additional losses primarily related to various corporate securities.  Securities are generally sold at a loss following unforeseen issue-specific events or conditions or shifts in perceived risks.  These reasons include but are not limited to:  (i) changes in the investment environment; (ii) expectation that the fair value could deteriorate further; (iii) desire to reduce our exposure to an asset class, an issuer or an industry; (iv) changes in credit quality; or (v) changes in expected liability cash flows.

During 2010, we sold $.3 billion of fixed maturity investments which resulted in gross investment losses (before income taxes) of $40.0 million. We sell securities at a loss for a number of reasons including, but not limited to; (i) changes in the investment environment; (ii) expectation that the fair value could deteriorate further; (iii) desire to reduce our exposure to an asset class, an issuer or an industry; (iv) changes in credit quality; or (v) changes in expected liability cash flows.

During the first quarter of 2009, we adopted newly issued authoritative guidance, which changes the recognition and presentation of other-than-temporary impairments.  Refer to the note to the consolidated financial statements entitled “Summary of Significant Accounting Policies - Adopted Accounting Standards” for additional information.  The recognition provisions within this guidance apply only to our fixed maturity investments.

We regularly evaluate all of our investments with unrealized losses for possible impairment. Our assessment of whether unrealized losses are “other than temporary” requires significant judgment. Factors considered include: (i) the extent to which fair value is less than the cost basis; (ii) the length of time that the fair value has been less than cost; (iii) whether the unrealized loss is event driven, credit-driven or a result of changes in market interest rates or risk premium; (iv) the near-term prospects for specific events, developments or circumstances likely to affect the value of the investment; (v) the investment's rating and whether the investment is investment-grade and/or has been downgraded since its purchase; (vi) whether the issuer is current on all payments in accordance with the contractual terms of the investment and is expected to meet all of its obligations under the terms of the investment; (vii) whether we intend to sell the investment or it is more likely than not that circumstances will require us to sell the investment before recovery occurs; (viii) the underlying current and prospective asset and enterprise values of the issuer and the extent to which the recoverability of the carrying value of our investment may be affected by changes in such values; (ix) projections of, and unfavorable changes in, cash flows on structured securities including mortgage-backed and asset-backed securities; (x) the value of any collateral; and (xi) other objective and subjective factors.

Future events may occur, or additional information may become available, which may necessitate future realized losses of securities in our portfolio. Significant losses in the estimated fair values of our investments could have a material adverse effect on our financial statements in future periods.

Impairment losses on equity securities are recognized in net income.  The manner in which impairment losses on fixed maturity securities, available for sale, are recognized in the financial statements is dependent on the facts and circumstances related to the specific security.  If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, the security is other-than-temporarily impaired and the full amount of the impairment is recognized as a loss through earnings.  If we do not expect to recover the amortized cost basis, we do not plan to sell the security, and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in accumulated other comprehensive income (loss).

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security.  The present value is determined using the best estimate of future cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate of future cash flows vary depending on the type of security.

For most structured securities, cash flow estimates are based on bond specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds and structural support, including excess spread, subordination and guarantees.  For corporate bonds, cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or the disposition of assets using bond specific facts and circumstances including timing, secured interest and loss severity.  The previous amortized cost basis less the impairment recognized in net income becomes the security's new cost basis. We accrete the new cost basis to the estimated future cash flows over the expected remaining life of the security.

The remaining non-credit impairment, which is recorded in accumulated other comprehensive income (loss), is the difference between the security's estimated fair value and our best estimate of future cash flows discounted at the effective interest rate prior to impairment. The remaining non-credit impairment typically represents changes in the market interest rates, current market liquidity and risk premiums. As of December 31, 2011, other-than-temporary impairments included in accumulated other comprehensive income of $2.0 million (before taxes and related amortization) related to structured securities.

Mortgage loans are impaired when it is probable that we will not collect the contractual principal and interest on the loan. We measure impairment based upon the difference between the carrying value of the loan and the estimated fair value of the collateral securing the loan less cost to sell.

The following table summarizes the amount of credit losses recognized in earnings on fixed maturity securities, available for sale, held at the beginning of the period, for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income for the years ended December 31, 2011, 2010 and 2009 (dollars in millions):

	Year ended
	December 31,
	2011	2010	2009
Credit losses on fixed maturity securities, available for sale, beginning of year	$(1.8)	$(7.0)	$(.1)
Add: credit losses on other-than-temporary impairments not previously recognized	(.1)	(.7)	(6.3)
Less: credit losses on securities sold	1.3	9.3	2.1
Less: credit losses on securities impaired due to intent to sell (a)	—	.5	—
Add: credit losses on previously impaired securities	—	(3.9)	(2.7)
Less: increases in cash flows expected on previously impaired securities	—	—	—
Credit losses on fixed maturity securities, available for sale, end of year	$(.6)	$(1.8)	$(7.0)
__________

(a)
Represents securities for which the amount previously recognized in accumulated other comprehensive income was recognized in earnings because we intend to sell the security or we more likely than not will be required to sell the security before recovery of its amortized cost basis.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Investments with Unrealized Losses

The following table sets forth the amortized cost and estimated fair value of those fixed maturities, available for sale, with unrealized losses at December 31, 2011, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Structured securities frequently include provisions for periodic principal payments and permit periodic unscheduled payments.

	Amortized cost	Estimated fair value
	(Dollars in millions)
Due in one year or less	$10.9	$10.9
Due after one year through five years	68.3	67.4
Due after five years through ten years	143.5	136.4
Due after ten years	268.4	245.4
Subtotal	491.1	460.1
Structured securities	409.9	394.5
Total	$901.0	$854.6

The following summarizes the investments in our portfolio rated below-investment grade which have been continuously in an unrealized loss position exceeding 20 percent of the cost basis for the period indicated as of December 31, 2011 (dollars in millions):

	Number of issuers	Cost basis	Unrealized loss	Estimated fair value
Less than 6 months	5	11.4	(3.1)	$8.3
Greater than or equal to 6 months and less than 12 months	1	6.4	(1.5)	4.9
Greater than 12 months	1	$3.4	$(1.4)	$2.0
	7	$21.2	$(6.0)	$15.2

Our investment strategy is to maximize, over a sustained period and within acceptable parameters of quality and risk, investment income and total investment return through active investment management.  Accordingly, we may sell securities at a gain or a loss to enhance the projected total return of the portfolio as market opportunities change, to reflect changing perceptions of risk, or to better match certain characteristics of our investment portfolio with the corresponding characteristics of our insurance liabilities.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2011 (dollars in millions):

	Less than 12 months		12 months or greater		Total
Description of securities	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
United States Treasury securities and obligations of United States government corporations and agencies	$9.1	$—	$—	$—	$9.1	$—
States and political subdivisions	2.8	—	25.8	(1.9)	28.6	(1.9)
Corporate securities	305.8	(9.9)	116.6	(19.2)	422.4	(29.1)
Asset-backed securities	108.1	(2.4)	23.2	(4.0)	131.3	(6.4)
Collateralized debt obligations	101.0	(1.9)	2.0	(1.4)	103.0	(3.3)
Commercial mortgage-backed securities	17.4	(.2)	5.4	(1.0)	22.8	(1.2)
Mortgage pass-through securities	—	—	.6	—	.6	—
Collateralized mortgage obligations	116.0	(3.9)	20.8	(0.6)	136.8	(4.5)
Total fixed maturities, available for sale	$660.2	$(18.3)	$194.4	$(28.1)	$854.6	$(46.4)

The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that were not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities had been in a continuous unrealized loss position, at December 31, 2010 (dollars in millions):

	Less than 12 months		12 months or greater		Total
Description of securities	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
United States Treasury securities and obligations of United States government corporations and agencies	$6.6	$(.4)	$—	$—	$6.6	$(.4)
States and political subdivisions	299.4	(13.3)	39.0	(8.3)	338.4	(21.6)
Corporate securities	562.9	(18.2)	176.3	(19.0)	739.2	(37.2)
Asset-backed securities	21.5	(.9)	43.8	(5.8)	65.3	(6.7)
Collateralized debt obligations	4.4	(.1)	13.1	(17.1)	17.5	(17.2)
Commercial mortgage-backed securities	4.5	—	22.0	(2.5)	26.5	(2.5)
Mortgage pass-through securities	.2	—	.6	—	.8	—
Collateralized mortgage obligations	54.8	(.7)	42.1	(3.4)	96.9	(4.1)
Total fixed maturities, available for sale	$954.3	$(33.6)	$336.9	$(56.1)	$1,291.2	$(89.7)

Based on management's current assessment of investments with unrealized losses at December 31, 2011, the Company believes the issuers of the securities will continue to meet their obligations (or with respect to equity-type securities, the investment value will recover to its cost basis). While we do not have the intent to sell securities with unrealized losses and it is not more likely than not that we will be required to sell securities with unrealized losses prior to their anticipated recovery, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, if a loss

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we had the intent to sell the security before its anticipated recovery.

Commercial Mortgage Loans

At December 31, 2011, the mortgage loan balance was primarily comprised of commercial loans. Approximately 10 percent, 7 percent, 6 percent, 6 percent, 5 percent and 5 percent of the mortgage loan balance were on properties located in Minnesota, California, Arizona, Indiana, Florida and Pennsylvania, respectively. No other state comprised greater than five percent of the mortgage loan balance. Less than one percent of the commercial mortgage loan balance was noncurrent at December 31, 2011. We had no allowance for losses on mortgage loans at both December 31, 2011 and 2010.

Securities Lending

The Company participated in a securities lending program whereby certain fixed maturity securities from our investment portfolio were loaned to third parties via a lending agent for a short period of time. We maintained ownership of the loaned securities. We required collateral equal to 102 percent of the fair value of the loaned securities. The collateral was invested by the lending agent in accordance with our guidelines. The fair value of the loaned securities was monitored on a daily basis with additional collateral obtained as necessary. In the third quarter of 2010, the Company discontinued its securities lending program. Income generated from the program, net of expenses is recorded as net investment income and totaled nil and $.4 million in 2010 and 2009, respectively.

Other Investment Disclosures

Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had aggregate carrying values of $24.4 million and $28.3 million at December 31, 2011 and 2010, respectively.

The Company had no investment in excess of 10 percent of shareholder's equity at either December 31, 2011 or 2010.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

5.	LIABILITIES FOR INSURANCE PRODUCTS

These liabilities consisted of the following (dollars in millions):

	Withdrawal assumption	Mortality assumption	Interest rate assumption	2011	2010
Future policy benefits:
Interest-sensitive products:
Investment contracts	N/A	N/A	(c)	$2,399.0	$2,657.7
Universal life contracts	N/A	N/A	N/A	417.8	433.6
Total interest-sensitive products				2,816.8	3,091.3
Traditional products:
Traditional life insurance contracts	Company experience	(a)	5%	428.1	450.2
Limited-payment annuities	Company experience, if applicable	(b)	4%	337.2	357.0
Individual and group accident and health	Company experience	Company experience	5%	2,518.5	2,521.6
Total traditional products				3,283.8	3,328.8
Claims payable and other policyholder funds	N/A	N/A	N/A	354.5	321.4
Total				$6,455.1	$6,741.5
_____________

(a)	Principally modifications of the 1965 - 70 Basic Tables.

(b)	Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.

(c)	In 2011 and 2010, all of this liability represented account balances where future benefits are not guaranteed.

The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. The balance is based on the Company's best estimate of the future policyholder benefits to be incurred on this business, given recent and expected future changes in experience.

Changes in the unpaid claims reserve (included in claims payable) and disabled life reserves related to accident and health insurance (included in individual and group accident and health liabilities) were as follows (dollars in millions):

	2011	2010	2009
Balance, beginning of the year	$218.6	$218.9	$227.6
Incurred claims (net of reinsurance) related to:
Current year	336.4	403.4	330.4
Prior years (a)	(15.6)	10.3	(10.9)
Total incurred	320.8	413.7	319.5
Interest on claim reserves	10.8	6.5	6.9
Paid claims (net of reinsurance) related to:
Current year	239.6	306.9	226.2
Prior years	82.6	113.4	107.4
Total paid	322.2	420.3	333.6
Net change in balance for reinsurance assumed and ceded	(.8)	(.2)	(1.5)
Balance, end of the year	$227.2	$218.6	$218.9
___________

(a)	The reserves and liabilities we establish are necessarily based on estimates, assumptions and prior years' statistics. Such

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

amounts will fluctuate based upon the estimation procedures used to determine the amount of unpaid losses. It is possible that actual claims will exceed our reserves and have a material adverse effect on our results of operations and financial condition.

6.	INCOME TAXES

The components of income tax expense (benefit) were as follows (dollars in millions):

	2011	2010	2009
Current tax expense (benefit)	$2.9	$12.8	$(21.5)
Deferred tax expense (benefit)	24.4	(8.4)	32.4
Income tax benefit on period income	27.3	4.4	10.9
Valuation allowance	1.9	(5.9)	—
Total income tax expense (benefit)	$29.2	$(1.5)	$10.9

A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the consolidated statement of operations is as follows:

	2011	2010	2009
U.S. statutory corporate rate	35.0%	35.0%	35.0%
State taxes	.7	.9	.9
Valuation allowance	2.4	(36.9)	—
Provision for tax issues, tax credits and other	(1.6)	(8.4)	(3.4)
Effective tax rate	36.5%	(9.4)%	32.5%

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The components of the Company's income tax assets and liabilities were as follows (dollars in millions):

	2011	2010
Deferred tax assets:
Net federal operating loss carryforwards	$23.9	$24.1
Capital loss carryforwards	16.4	13.6
Net state operating loss carryforwards	2.0	2.1
Tax credits	6.1	7.2
Investments	—	13.1
Insurance liabilities	774.8	1,010.7
Investment borrowings	161.1	—
Other	5.5	—
Gross deferred tax assets	989.8	1,070.8
Deferred tax liabilities:
Investments	(4.3)	—
Unrealized appreciation of investments	(116.7)	(23.2)
Present value of future profits and deferred acquisition costs	(121.2)	(126.5)
Reinsurance receivables	(820.2)	(874.4)
Other	—	(1.4)
Gross deferred tax liabilities	(1,062.4)	(1,025.5)
Net deferred tax assets (liabilities) before valuation allowance	(72.6)	45.3
Valuation allowance	(19.1)	(17.2)
Net deferred tax assets (liabilities)	(91.7)	28.1
Current income taxes prepaid (accrued)	8.6	(14.6)
Income tax assets (liabilities), net	$(83.1)	$13.5

At December 31, 2011, the Company had NOLs of $68.4 million available for use on future tax returns. These carryforwards will expire as follows: $1.8 million in 2018; $7.1 million in 2021; and $59.5 million in 2022.

In addition, at December 31, 2011, the Company had capital loss carryforwards of $46.7 million available for use on future tax returns. These carryforwards will expire as follows: $24.4 million in 2013; $14.7 million in 2014; and $7.6 million in 2016.

Changes in our valuation allowance are summarized as follows (dollars in millions):

Balance at December 31, 2008	$42.8
Expiration of capital loss carryforwards	(18.1)
Balance at December 31, 2009	24.7
Decrease in 2010	(5.9)	(a)
Expiration of capital loss carryforwards	(1.6)
Balance at December 31, 2010	17.2
Increase in 2011	1.9	(b)
Balance at December 31, 2011	19.1
_____________

(a)	The $5.9 million reduction to the deferred tax valuation allowance during 2010 resulted from the utilization of capital loss carryforwards.

(b)
The $1.9 million increase to the deferred tax valuation allowance during 2011 primarily related to the recognition of additional realized investment losses for which we are unlikely to receive any tax benefit.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Recovery of our deferred tax assets is dependent on achieving the projections of future taxable income embedded in our analysis and failure to do so would result in an increase in the valuation allowance in a future period. Any future increase in the valuation allowance may result in additional income tax expense and reduce shareholder's equity, and such an increase could have a significant impact upon our earnings in the future.

The Company is included in CNO Financial's consolidated federal income tax return and certain state income tax returns. Pursuant to a tax sharing agreement with CNO Financial, the Company calculates its income taxes as if it were a separate filing company with payment for tax attributes utilized in a consolidated return.

7.	COMMITMENTS AND CONTINGENCIES

Litigation and Other Legal Proceedings

The Company and its subsidiaries are involved in various legal actions in the normal course of business, in which claims for compensatory and punitive damages are asserted, some for substantial amounts.  We recognize an estimated loss from these loss contingencies when we believe it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Some of the pending matters have been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred.  The amounts sought in certain of these actions are often large or indeterminate and the ultimate outcome of certain actions is difficult to predict.  In the event of an adverse outcome in one or more of these matters, there is a possibility that the ultimate liability may be in excess of the liabilities we have established and could have a material adverse effect on our business, financial condition, results of operations and cash flows.  In addition, the resolution of pending or future litigation may involve modifications to the terms of outstanding insurance policies or could impact the timing and amount of rate increases, which could adversely affect the future profitability of the related insurance policies.  Based upon information presently available, and in light of legal, factual and other defenses available to the Company and its subsidiaries, the Company does not believe that it is probable that the ultimate liability from either pending or threatened legal actions, after consideration of existing loss provisions, will have a material adverse effect on the Company's consolidated financial condition, operating results or cash flows. However, given the inherent difficulty in predicting the outcome of legal proceedings, there exists the possibility such legal actions could have a material adverse effect on the Company's consolidated financial condition, operating results or cash flows.

In addition to the inherent difficulty of predicting litigation outcomes, particularly those that will be decided by a jury, many of the matters specifically identified below purport to seek substantial or an unspecified amount of damages for unsubstantiated conduct spanning several years based on complex legal theories and damages models. The alleged damages typically are indeterminate or not factually supported in the complaint, and, in any event, the Company's experience indicates that monetary demands for damages often bear little relation to the ultimate loss. In some cases, plaintiffs are seeking to certify classes in the litigation and class certification either has been denied or is pending and we have filed oppositions to class certification or sought to decertify a prior class certification. In addition, for many of these cases: (i) there is uncertainty as to the outcome of pending appeals or motions; (ii) there are significant factual issues to be resolved; and/or (iii) there are novel legal issues presented. Accordingly, the Company can not reasonably estimate the possible loss or range of loss in excess of amounts accrued, if any, or predict the timing of the eventual resolution of these matters.  The Company reviews these matters on an ongoing basis.  When assessing reasonably possible and probable outcomes, the Company bases its assessment on the expected ultimate outcome following all appeals.

Other Litigation

On November 17, 2005, a complaint was filed in the United States District Court for the Northern District of California, Robert H. Hansen, an individual, and on behalf of all others similarly situated v. Conseco Insurance Company, an Illinois corporation f/k/a Conseco Annuity Assurance Company, Cause No. C0504726.  Plaintiff in this putative class action purchased an annuity in 2000 and is claiming relief on behalf of the proposed national class for alleged violations of the Racketeer Influenced and Corrupt Organizations Act; elder abuse; unlawful, deceptive and unfair business practices; unlawful, deceptive and misleading advertising; breach of fiduciary duty; aiding and abetting of breach of fiduciary duty; and unjust enrichment and imposition of constructive trust.  On January 27, 2006, a similar complaint was filed in the same court entitled Friou P. Jones, on Behalf of Himself and All Others Similarly Situated v. Conseco Insurance Company, an Illinois company f/k/a Conseco Annuity Assurance Company, Cause No. C06-00537.  Mr. Jones had purchased an annuity in 2003.  Each case alleged that the

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

annuity sold was inappropriate and that the annuity products in question are inherently unsuitable for seniors age 65 and older. On March 3, 2006 a first amended complaint was filed in the Hansen case adding causes of action for fraudulent concealment and breach of the duty of good faith and fair dealing.  In an order dated April 14, 2006, the court consolidated the two cases under the original Hansen cause number and retitled the consolidated action:  In re Conseco Insurance Co. Annuity Marketing & Sales Practices Litig. A settlement in principle has been reached in this case in 2010 and a liability was established consistent with such settlement. The amount recognized in 2010 related to the settlement in principle was not significant to the Company's consolidated financial condition, cash flows or results of operations. On August 12, 2011, the court granted final approval of the settlement.

On December 8, 2008, a purported Florida state class action was filed in the U.S. District Court for the Southern District of Florida, Sydelle Ruderman individually and on behalf of all other similarly situated v. Washington National Insurance Company, Case No. 08-23401-CIV-Cohn/Selzer. The plaintiff alleges that the inflation escalation rider on her policy of long-term care insurance operates to increase the policy's lifetime maximum benefit, and that Washington National Insurance Company breached the contract by stopping her benefits when they reached the lifetime maximum.  The Company takes the position that the inflation escalator only affects the per day maximum benefit.  The Plaintiff filed a motion for class certification, and the motion has been fully briefed by both sides.  The court has not yet ruled on the motion or set it for hearing. Additional parties have asked the court to allow them to intervene in the action, and on January 5, 2010, the court granted the motion to intervene and granted the plaintiff's motion for class certification.  The court certified a (B) (3) Florida state class alleging damages and a (B) (2) Florida state class alleging injunctive relief.  The parties reached a settlement of the (B) (3) class in 2010, which has been implemented. The amount recognized in 2010 related to the settlement in principle was not significant to the Company's consolidated financial condition, cash flows or results of operations. The plaintiff filed a motion for summary judgment as to the (B) (2) class which was granted by the court on September 8, 2010.  The Company has appealed the court's decision and the appeal is pending.  On February 17, 2012, the Eleventh Circuit Court of Appeals referred the case to the Florida Supreme Court, which accepted jurisdiction of the case. We believe the action is without merit, and intend to defend it vigorously.
Regulatory Examinations and Fines

Insurance companies face significant risks related to regulatory investigations and actions. Regulatory investigations generally result from matters related to sales or underwriting practices, payment of contingent or other sales commissions, claim payments and procedures, product design, product disclosure, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, changing the way cost of insurance charges are calculated for certain life insurance products or recommending unsuitable products to customers. We are, in the ordinary course of our business, subject to various examinations, inquiries and information requests from state, federal and other authorities. The ultimate outcome of these regulatory actions cannot be predicted with certainty. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of liabilities we have established and we could suffer significant reputational harm as a result of these matters, which could also have a material adverse effect on our business, financial condition, results of operations or cash flows.

Guaranty Fund Assessments

The balance sheet at December 31, 2011, included: (i) accruals of $9.2 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2011; and (ii) receivables of $5.6 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2010, such guaranty fund assessment accruals were $8.0 million and such receivables were $4.5 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense (benefit) for such assessments of $(.2) million, $.7 million and $(1.4) million in 2011, 2010 and 2009, respectively.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Leases

The Company rents office space, equipment and computer software under noncancellable operating lease agreements. The Company subleases an office building to an unaffiliated company. The building is leased from a joint venture partnership in which the Company has a one-third interest. Total rent expense was $3.3 million, $3.3 million and $3.3 million in 2011, 2010 and 2009, respectively. Future required minimum payments as of December 31, 2011, were as follows (dollars in millions):

2012	$4.1
2013	1.4
Total	$5.5

8.	OTHER DISCLOSURES

Related Party Transactions

The Company operates without direct employees through management and service agreements with subsidiaries of CNO. Fees for such services are generally based on CNO's direct and directly allocable costs plus a 10 percent margin, with the exception of investment management services for which the Company pays 20 basis points of the value of the assets under management. Total fees incurred by the Company under such agreements were $120.1 million, $116.1 million and $128.1 million in 2011, 2010 and 2009, respectively.

At December 31, 2011 and 2010, the Company held preferred stock of CDOC (a wholly owned subsidiary of CNO and the parent of Washington National) of $40.5 million and $34.4 million, respectively.

During 2011 and 2009, the Company transferred unaffiliated investments, including accrued interest, to affiliated companies in exchange for cash or other unaffiliated investments, including accrued interest. The excess of the cost basis of the assets received under the assets transferred of $1.3 million and $4.0 million in 2011 and 2009, respectively, was accounted for as a capital contribution.

Effective October 1, 2010, the Company contributed 100 percent of the outstanding shares of common stock of Conseco Life to its direct parent, CDOC. The net assets of Conseco Life totaled $740.9 million which was reflected as a return of capital in the consolidated statement of shareholder's equity. The net assets of Conseco Life included accumulated other comprehensive income of $139.7 million comprised of the net effect of unrealized appreciation on investments held by Conseco Life. As such investments were transferred by the Company (via a dividend) to CDOC and both the Company and CDOC are under common control of CNO, the excess of the fair value of the investments over their cost basis was accounted for as a capital contribution.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

9.	OTHER OPERATING STATEMENT DATA

Insurance policy income consisted of the following (dollars in millions):

	2011	2010	2009
Direct premiums collected	$834.4	$822.2	$753.4
Reinsurance assumed	14.2	16.7	18.3
Reinsurance ceded	(126.2)	(140.8)	(132.5)
Premiums collected, net of reinsurance	722.4	698.1	639.2
Change in unearned premiums	.6	(.4)	2.7
Less premiums on universal life and products without mortality and morbidity risk which are recorded as additions to insurance liabilities	(225.7)	(205.9)	(138.3)
Premiums on traditional products with mortality or morbidity risk	497.3	491.8	503.6
Fees and surrender charges on interest-sensitive products	19.8	20.8	45.0
Insurance policy income	$517.1	$512.6	$548.6

The four states with the largest shares of 2011 collected premiums were Illinois (10 percent), Iowa (7 percent), Texas (7 percent) and Florida (5 percent). No other state accounted for more than five percent of total collected premiums.

Changes in the present value of future profits were as follows (dollars in millions):

	2011	2010	2009
Balance, beginning of period	$240.7	$261.8	$317.8
Amortization	(15.2)	(20.1)	(27.2)
Effect of reinsurance transactions	—	—	(15.3)
Amounts related to fair value adjustment of fixed maturities, available for sale	(1.4)	(1.0)	(13.5)
Balance, end of period	$224.1	$240.7	$261.8

Changes in deferred acquisition costs were as follows (dollars in millions):

	2011	2010	2009
Balance, beginning of period	$320.8	$342.3	$345.0
Additions	54.8	55.9	68.5
Amortization	(53.0)	(57.1)	(56.0)
Effect of reinsurance transactions	—	—	(1.5)
Amounts related to fair value adjustment of fixed maturities, available for sale	(31.9)	(20.3)	(13.7)
Balance, end of period	$290.7	$320.8	$342.3

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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10.	STATEMENT OF CASH FLOWS

Income taxes received (paid) totaled $(25.9) million, $23.5 million and $(12.9) million in 2011, 2010 and 2009, respectively.

The contribution of 100 percent of the outstanding shares of common stock of Conseco Life to CDOC was a non-cash transaction summarized as follows (dollars in millions):

2010
Investments	$4,461.5
Present value of future profits	234.1
Deferred acquisition costs	66.9
Reinsurance receivables	183.9
Insurance liabilities	(3,851.4)
Investment borrowings	(453.9)
Other assets and liabilities, net	99.8
Return of capital	$740.9

11.	STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following amounts to regulatory agencies (dollars in millions):

	2011	2010
Statutory capital and surplus	$500.9	$491.8
Asset valuation reserve	30.9	3.9
Interest maintenance reserve	123.5	90.9
Total	$655.3	$586.6

Our statutory net income (loss) was $71.3 million, $(606.7) million and $(56.7) million in 2011, 2010 and 2009, respectively. The statutory net loss in 2010 reflects a net realized capital loss of $618.2 million related to the disposal (via a dividend) of Conseco Life to CDOC.

Insurance regulators may prohibit the payment of dividends or other payments by our insurance subsidiaries to parent companies if they determine that such payment could be adverse to our policyholders or contract holders. Otherwise, the ability of our insurance subsidiaries to pay dividends is subject to state insurance department regulations. Insurance regulations generally permit dividends to be paid from statutory earned surplus of the insurance company without regulatory approval for any 12-month period in amounts equal to the greater of (or in a few states, the lesser of): (i) statutory net gain from operations or statutory net income for the prior year; or (ii) 10 percent of statutory capital and surplus as of the end of the preceding year, excluding $33.5 million of additional surplus recognized due to temporary modifications in statutory prescribed practices related to certain deferred tax assets. This type of dividend is referred to as an “ordinary dividend”. Any dividend in excess of these levels requires the approval of the director or commissioner of the applicable state insurance department and is referred to as an “extraordinary dividend”. During 2011, the Company paid extraordinary dividends to its Parent totaling $30.0 million.

The Company has negative earned surplus at December 31, 2011. Accordingly, any dividend payments will require the approval from the Indiana State Insurance Department.

In accordance with an order from the Florida Office of Insurance Regulation, Washington National may not distribute funds to any affiliate or shareholder without prior notice to the Florida Office of Insurance Regulation. In addition, the risk-based capital ("RBC") requirements described below can also limit, in certain circumstances, the ability of the Company to pay dividends.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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RBC requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and the need for possible regulatory attention. The RBC requirements provide four levels of regulatory attention, varying with the ratio of the insurance company's total adjusted capital (defined as the total of its statutory capital and surplus, AVR and certain other adjustments) to its RBC (as measured on December 31 of each year) as follows: (i) if a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC, the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position (the “Company Action Level”); (ii) if a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC, the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC, the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and (iv) if a company's total adjusted capital is less than 35 percent of its RBC, the regulatory authority must place the company under its control. In addition, the RBC requirements provide for a trend test if a company's total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level. In 2011, the NAIC approved an increase in the RBC requirements that would subject a company to the trend test if a company's total adjusted capital is between 100 percent and 150 percent of its RBC at the end of the year (previously between 100 percent and 125 percent). However, this change will require the states to modify their RBC law before it becomes effective for their domiciled insurance companies.

The 2011 and 2010 statutory annual statements filed with the state insurance regulators reflected total adjusted capital in excess of the levels subjecting us to any regulatory action.

In the first quarter of 2009, CIC terminated an intercompany commission financing arrangement with a non-life subsidiary of CNO Financial. In connection with the termination of the agreement, CIC paid $17 million (included in other operating costs and expenses) to the non-life subsidiary, representing the present value of the future commissions CIC would have otherwise paid to the non-life subsidiary over the next several years. The termination of the commission financing agreement had the effect of reducing the statutory capital and surplus of CIC.